EXECUTION COPY

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment”), dated as of February 1, 2006, is entered into among J.P. Morgan Acceptance Corporation I, a Delaware corporation (the “Depositor”), U.S. Bank National Association, as trustee (the “Trustee”) of J.P. Morgan Alternative Loan Trust 2006-S1 (the “Trust”), J.P. Morgan Mortgage Acquisition Corp. (“JPMorgan Acquisition”), Countrywide Home Loans, Inc. (“Countrywide”) and Wells Fargo Bank, N.A. (the “Master Servicer”).

RECITALS

WHEREAS JPMorgan Acquisition and Countrywide have entered into a certain Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 1, 2005 (the “Agreement”), pursuant to which JPMorgan Acquisition has acquired certain Mortgage Loans pursuant to the terms of the Agreement and Countrywide has agreed to service such Mortgage Loans;

WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from JPMorgan Acquisition certain of the Mortgage Loans (the “Specified Mortgage Loans”) which are subject to the provisions of the Agreement and are listed on the mortgage loan schedule attached as Exhibit I hereto (the “Specified Mortgage Loan Schedule”); and

WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.

Assignment and Assumption

(a)

On and as of the date hereof, JPMorgan Acquisition hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from JPMorgan Acquisition  (the “First Assignment and Assumption”), and Countrywide hereby acknowledges the First Assignment and Assumption.

JPMorgan Acquisition specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of JPMorgan Acquisition with respect to any Mortgage Loans subject to the Agreement which are not the Specified Mortgage Loans.

(b)

On and as of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the “Second Assignment and Assumption”), and Countrywide hereby acknowledges the Second Assignment and Assumption.

(c)

On and as of the date hereof, JPMorgan Acquisition represents and warrants to the Depositor and the Trustee that JPMorgan Acquisition has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Specified Mortgage Loans since the date of JPMorgan Acquisitions’ acquisition of the Specified Mortgage Loans.

2.

Recognition of Trustee

(a)

From and after the date hereof, both JPMorgan Acquisition and Countrywide shall note the transfer of the Specified Mortgage Loans to the Trustee, in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans, and Countrywide shall service the Specified Mortgage Loans for the benefit of the Trust pursuant to the Agreement, the terms of which are incorporated herein by reference. It is the intention of Countrywide, the Depositor, the Trustee and JPMorgan Acquisition that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and JPMorgan Acquisition and their respective successors and assigns.

(b)

Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments and waivers under the Agreement.  Accordingly, the right of JPMorgan Acquisition to consent to any amendment of the Agreement and its rights concerning waivers as set forth in Sections 8.14 and 8.17, respectively, of the Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights or obligations under the Agreement with respect thereto (including, without limitation, the servicing of the Specified Mortgage Loans), by the Trustee as assignee of JPMorgan Acquisition.

3.

Representations and Warranties

(a)

The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of Countrywide or JPMorgan Acquisition other than those contained in the Agreement or this Assignment.

(b)

Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

(c)

Each of the parties hereto represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(d)

Countrywide hereby restates, as of the Closing Date (as defined in the Pooling and Servicing Agreement referred to below), the representations and warranties contained in Section 3.01 of the Agreement, to and for the benefit of the Depositor, the Trustee and the Trust, and by this reference incorporates such representations and warranties herein, as of such Closing Date.

4.

Countrywide hereby acknowledges that Wells Fargo Bank, N.A. has been appointed as the Master Servicer of the Specified Mortgage Loans pursuant to the pooling and servicing agreement dated as of the date hereof among the Depositor, the Master Servicer, the Securities Administrator and the Trustee (the “Pooling and Servicing Agreement”) for Mortgage Pass-Through Certificates, Series 2006-S1 and, therefore, has the right to enforce all obligations of Countrywide under the Agreement. Such rights will include, without limitation, the right to terminate Countrywide under the Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by Countrywide under the Agreement, the right to receive all monthly reports and other data required to be delivered by Countrywide under the Agreement, the right to examine the books and records of Countrywide, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by JPMorgan Acquisition.  Notwithstanding the foregoing, it is understood that Countrywide shall not be obligated to defend and indemnify and hold harmless the Master Servicer, the Trust, the Trustee, the Depositor, and JP Morgan Acquisition from and against any losses, damages, penalties, fines, forfeitures, judgments and any related costs including, without limitation, reasonable and necessary legal fees, resulting from actions or inactions of Countrywide which were taken or omitted upon the instruction or direction of the Master Servicer.  Countrywide shall make all distributions under the Agreement to the Master Servicer by wire transfer of immediately available funds to:

Wells Fargo Bank, N.A.

ABA Number:

121-000-248

Account Name:  SAS Clearing

Account number:  3970771416

For further credit to:

J.P. Morgan Alternative Loan Trust 2006-S1,

Distribution Account Number:  50895600

Countrywide shall deliver all reports required to be delivered under the Agreement to the Master Servicer at the following address:

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Client Manager – JPALT 2006-S1

Telecopier: (410) 715-2380

5.

Establishment of Custodial Account

The Servicer shall establish and maintain a separate Collection Account in the name of the Trustee, in trust for J.P. Morgan Alternative Loan Trust 2006-S1, for all funds collected and received on the Specified Mortgage Loans.

6.

Amendment to the Agreement

The parties to the Agreement hereby agree to amend the Agreement as follows:

(a)

The definition of “Qualified Substitute Mortgage Loan” under the Agreement, solely with respect to the Specified Mortgage Loans, is hereby amended by deleting such definition in its entirety and replacing it with the following:

“A mortgage loan that must, on the date of such substitution, (i) have an unpaid principal balance, after deduction of all scheduled payments due in the month of substitution (or if more than one (1) mortgage loan is being substituted, an aggregate principal balance), not in excess of the unpaid principal balance of the repurchased Mortgage Loan and not less than ninety percent (90%) of the unpaid principal balance of the repurchased Mortgage Loan (the amount of any shortfall will be deposited in the Custodial Account by Countrywide in the month of substitution); (ii) have a minimum Mortgage Interest Rate not less than that of the repurchased Mortgage Loan; (iii) have a maximum Mortgage Interest Rate not less than that of the repurchased Mortgage Loan and not more than two (2) percentage points above that of the repurchased Mortgage Loan; (iv) have a remaining term to maturity not greater than, and not more than one year less than, the maturity date of the repurchased Mortgage Loan; (v) have a Gross Margin not less than that of the repurchased Mortgage Loan; (vi) have a Periodic Rate Cap equal to that of the repurchased Mortgage Loan; (vii) have an LTV at the time of substitution equal to or less than the LTV of the repurchased Mortgage Loan at the time of substitution; (viii) have the same Interest Adjustment Date as that of the repurchased Mortgage Loan; (ix) have the same Index as that of the repurchased Mortgage Loan; (x) not permit conversion of the related Mortgage Interest Rate to a permanent fixed Mortgage Interest Rate; (xi) be the same type of Mortgage Loan (i.e., an Adjustable Rate Mortgage Loan); and (xii) comply with each representation and warranty (respecting individual Mortgage Loans) set forth in Section 3.02 hereof.”

(b)

Notwithstanding any provision in the Agreement to the contrary, the parties to the Agreement hereby agree that, in connection with any prepayments in full of the Specified Mortgage Loans in a Mortgage Pool (as defined in the Pooling and Servicing Agreement), Countrywide shall contribute from its own funds, without reimbursement therefor up to a maximum amount per month equal to the lesser of one half of (a) one-twelfth of the product of (i) the Servicing Fee Rate (as defined in the Agreement) and (ii) the stated principal balance of such Specified Mortgage Loans, or (b) the aggregate Servicing Fee actually received for such month for the Specified Mortgage Loans in such Mortgage Pool, for any shortfall in the interest component of such Specified Mortgage Loans such that one month’s interest shall be deposited to the Custodial Account, as defined in the Agreement.

7.

Indemnification and Contribution

(a)

Countrywide shall indemnify and hold harmless the Depositor, its officers and directors and each person, if any, who controls the Depositor within the meaning of either Section 15 of the Securities Act of 1933, as amended (the “1933 Act”) or Section 20 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), against any and all losses, claims, damages or liabilities, joint or several, to which the Depositor or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based in whole or in part upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus Supplement (as hereafter defined) or any omission or alleged omission to state in the Prospectus Supplement a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, but in each case to the extent, and only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in or omitted from the Countrywide Information (as defined herein) and (ii) agrees to reimburse the Depositor and each such officer, director and controlling person promptly upon demand for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred.  The foregoing indemnity agreement is in addition to any liability which Countrywide may otherwise have.

As used herein “Countrywide Information” means the information furnished in writing by Countrywide specifically for use in the Prospectus Supplement of the Depositor (the “Prospectus Supplement”) dated on or about February 24, 2006, relating to the J.P. Morgan Alternative Loan Trust 2006-S1, Mortgage Pass-Through Certificates (the “Certificates”), under the captions “The Originators—Countrywide Home Loans, Inc.” and “The Servicers—Countrywide Home Loans Servicing LP”.

(b)

The Depositor and JPMorgan Acquisition shall indemnify and hold harmless Countrywide, its officers and directors and each person, if any, who controls Countrywide within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all losses, claims, damages or liabilities, joint or several, to which Countrywide or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based in whole or in part upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus Supplement or any omission or alleged omission to state in the Prospectus Supplement a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, but in each case to the extent, and only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in or omitted from the Depositor Information (as defined herein), and agrees to reimburse Countrywide and each such officer, director and controlling person promptly upon demand for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred.  The foregoing indemnity agreement is in addition to any liability which the Depositor and JPMorgan Acquisition may otherwise have.

As used herein “Depositor Information” means all information other than the Countrywide Information contained in the Prospectus Supplement, the accompanying Prospectus dated on or about August 25, 2005, the Private Placement Memorandum dated on or about February 27, 2006 relating to the privately offered Certificates and any amendment or supplement to any of the foregoing and any other materials used by the Depositor to offer any of the Certificates.

(c)

Promptly after receipt by any indemnified party under this Section 7 of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent it has been materially prejudiced by such failure; and provided further, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 7.

If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, except as provided in the following paragraph, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties.

The indemnifying party shall not be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested the indemnifying party to reimburse the indemnified party for fees and expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) the indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

(d)

If the indemnification provided for in this Section 7 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnifying party in connection with the statements or omissions that result in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnifying party shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to Countrywide Information, on the one hand, or Depositor Information on the other.

The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 7, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses.  In the event that any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party which received such payment shall promptly refund the amount so paid to the party which made such payment.  No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the 1933 Act), shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)

The indemnity and contribution agreements contained in this Section 7 shall remain operative and in full force and effect regardless of (i) any termination of the Agreement, (ii) any investigation made by any of the Depositor or Countrywide, their directors or officers or any person controlling any of them, by or on behalf of any them, and (iii) acceptance of and payment for any of the Certificates.

8.

Indemnification by Master Servicer

The Master Servicer shall indemnify and hold harmless Countrywide and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Master Servicer or any of its officers, directors, agents or affiliates of its obligations in connection with the preparation, filing and certification of any Form 10-K, Form 10-D or Form 8-K pursuant to the Pooling and Servicing Agreement or the gross negligence of the Master Servicer in connection therewith. In addition, the Master Servicer shall indemnify and hold harmless Countrywide and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by any Servicer (as defined in the Pooling and Servicing Agreement), other than Countrywide, of its obligations in connection with any back-up certification (or any other back-up documents) to any certification of any Form 10-K, Form 10-D or Form 8-K required to be provided by the Master Servicer, but solely to the extent the Master Servicer receives amounts from such Servicer in connection with any indemnification provided by such Servicer (in each case as defined in the Pooling and Servicing Agreement) to the Master Servicer.

9.

Continuing Effect

Except as contemplated hereby, the Agreement shall remain in full force and effect in accordance with its terms.

10.

Governing Law

This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

11.

Notices

Any notices or other communications permitted or required under the Agreement to be made to the Depositor and the Trustee shall be made in accordance with the terms of the Agreement and shall be sent to the Depositor and Trustee as follows:

In the case of JPMorgan Acquisition:

J.P. Morgan Mortgage Acquisition Corp.

270 Park Avenue, 10th Floor

New York, New York 10017

Attention: Seth Fenton

Telephone: (212) 834 5463

Facsimile: (917) 464-8161

With a copy to:

JPMorgan Chase & Co.

270 Park Avenue

New York, New York 10017

Attention: General Counsel’s Office

In the case of the Depositor:

J.P. Morgan Acceptance Corporation I

270 Park Avenue

New York, New York 10017

Attention:  J.P. Morgan Alternative Loan Trust 2006-S1

In the case of the Trustee:

U.S. Bank National Association

209 LaSalle Street, 3rd Floor

Chicago, Illinois, 60604-1219

Attention:  J.P. Morgan Alternative Loan Trust 2006-S1

In the case of Countrywide:

Countrywide Home Loans, Inc.

4500 Park Granada

Calabasas, California 91302

Attention:  Darren Bigby, Senior Vice President

or to such other address as may hereafter be furnished by a party to the other parties in accordance with the provisions of the Agreement.

12.

Ratification

Except as modified and expressly amended by this Assignment, the Agreement is in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

13.

Counterparts

This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

14.

Definitions

Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

J.P. MORGAN MORTGAGE ACQUISITION

CORP.

By: /s/ Rosa Hyun

Name:  Rosa Hyun

Title:  Vice President

J.P. MORGAN ACCEPTANCE CORPORATION I

By: /s/ Rosa Hyun

Name:  Rosa Hyun

Title:  Vice President

U.S. BANK NATIONAL ASSOCIATION, as Trustee of J.P. Morgan Alternative Loan Trust 2006-S1

By: /s/ Melissa A. Rosal

Name:  Melissa A. Rosal

Title:  Vice President

COUNTRYWIDE HOME LOANS, INC.

By: /s/ Monica Brudenell

Name:  Monica Brudenell

Title:  First Vice President

WELLS FARGO BANK, N.A., as Master Servicer

By: /s/ Darron C. Woodus

Name:  Darron C. Woodus

Title:  Assistant Vice President

EXHIBIT I

Mortgage Loan Schedule

[See Schedule A to Pooling and Servicing Agreement]